Derivative Instruments - Fair Values of Derivative Instruments (Parenthetical) (Detail) - Non-Designated Derivatives - Forward Currency Exchange Contracts - USD ($)	Jun. 30, 2015	Dec. 31, 2014	Jun. 30, 2014
Derivatives Fair Value [Line Items]
Amount of derivative liabilities	$ 0	$ 0	$ 0
Gross amounts of recognized derivative instruments	0	0	0
Derivative asset, fair value of collateral	$ 0	$ 0	$ 0